SCHEDULE OF EFFECTIVE INCOME TAX EXPENSE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Loss before income tax	$ (40,148)	$ (5,936)
Statutory tax rate	23.00%	23.00%
Income tax benefit (expense) at the statutory tax rate	$ 9,234	$ 1,365
Expenses not recognized for tax purposes	(9,234)	(876)
Recognition/Derecognition of deferred tax assets which were not recognized on prior periods	(142)	(506)
Income tax expense	$ (142)	$ (17)	$ 380